Exhibit (d)

COMMON SHARES

OF BENEFICIAL INTEREST

Number

PAR VALUE $.001

ORGANIZED UNDER THE LAWS

OF THE STATE OF DELAWARE

The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (I) the United States, or any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (II) any organization (other than a farmer’s cooperative described in § 521 of the Internal Revenue Code of 1988, as amended (the “Code”)) that is exempt from the tax imposed by 28 U.S.C. §§ 1-1399 and not subject to the tax imposed by 28 U.S.C. § 511; or (III) any rural electric or telephone cooperative described in § 1381(A)(2)(C) of the Code.

Shares THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK CITY CUSIP SEE REVERSE FOR CERTAIN DEFINITION

BlackRock Strategic Dividend Achievers™ Trust

THIS CERTIFIES THAT                                  IS THE OWNER OF                                      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

BlackRock Strategic Dividend AchieversTM Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

BY                                          TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE                      SECRETARY                      PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

                                                                                                          Common Shares of Beneficial Interest represented by the

within Certificate and do hereby irrevocably constitute and appoint

                                                                                                          Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises

Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.